SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 29, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-109545	33-0577635
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

27501 Towne Centre Drive, Suite 100
Foothill Ranch, California	92610
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3900

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 1.3
EXHIBIT 4.6

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-109545) filed with the Securities and Exchange Commission (the “Commission”) on October 7, 2003, as amended through Amendment No. 2 thereto filed with the Commission on January 28, 2004 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $50,000,000 of Renewable Unsecured Subordinated Notes (the “Subordinated Notes”), for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated January 29, 2004 and the related Prospectus Supplement dated as of even date therewith, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Subordinated Notes.

     Sumner Harrington Ltd. began marketing the Subordinated Notes on January 30, 2004 pursuant to the terms of that certain Distribution and Management Agreement dated as of February 15, 2002 between the Registrant and Sumner Harrington Ltd. (the “Distribution and Management Agreement”), as amended by Amendment No. 1 thereto, dated as of January 29, 2004 between the Registrant, Sumner Harrington Ltd. and Sumner Harrington Agency, Inc. (“Amendment No. 1”). The Distribution and Management Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.2. A copy of Amendment No. 1 is filed herewith as Exhibit 1.3.

     The Subordinated Notes will be issued pursuant to that certain Indenture dated as of February 11, 2002 between the Registrant and U.S. Bank National Association, as Indenture Trustee (the “Indenture”), as supplemented by Supplement No. 1 thereto, dated as of January 29, 2004 between the Registrant and U.S. Bank National Association, as Indenture Trustee (“Supplement No. 1”). The Indenture has been previously filed with the Commission and is incorporated herein by reference as Exhibit 4.5. A copy of Supplement No. 1 is filed herewith as Exhibit 4.6.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits

Exhibit No.	Description

1.2	Distribution and Management Agreement dated as of February 15, 2002 between the Registrant and Sumner Harrington Ltd.*

1.3	Amendment No. 1 to Distribution and Management Agreement dated as of January 29, 2004 between the Registrant, Sumner Harrington Ltd. and Sumner Harrington Agency, Inc.

4.5	Indenture dated as of February 11, 2002 between the Registrant and U.S. Bank National Association, as Indenture Trustee**

4.6	Supplement No. 1 to Indenture dated as of January 29, 2004 between the Registrant and U.S. Bank National Association, as Indenture Trustee

*	Previously filed with the Commission on March 1, 2002, as Exhibit 10.111 to the Registrant's Current Report on Form 8-K (No. 000-28050).

**	Previously filed with the Commission on March 1, 2002, as Exhibit 10.112 to the Registrant's Current Report on Form 8-K (No. 000-28050).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE CORPORATION

February 13, 2004

	By:	/s/ Michael A. Krahelski

Michael A. Krahelski,
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.2	Distribution and Management Agreement dated as of February 15, 2002 between the Registrant and Sumner Harrington Ltd.*

1.3	Amendment No. 1 to Distribution and Management Agreement dated as of January 29, 2004 between the Registrant, Sumner Harrington Ltd. and Sumner Harrington Agency, Inc.

4.5	Indenture dated as of February 11, 2002 between the Registrant and U.S. Bank National Association, as Indenture Trustee**

4.6	Supplement No. 1 to Indenture dated as of January 29, 2004 between the Registrant and U.S. Bank National Association, as Indenture Trustee

*	Previously filed with the Commission on March 1, 2002, as Exhibit 10.111 to the Registrant's Current Report on Form 8-K (No. 000-28050).

**	Previously filed with the Commission on March 1, 2002, as Exhibit 10.112 to the Registrant's Current Report on Form 8-K (No. 000-28050).